NASDAQ: NTLS 4Q & FY 2013 Earnings Presentation February 27, 2014 Exhibit 99.2

Presentation of Financial and Other Important Information

NASDAQ: NTLS
USE OF NON-GAAP FINANCIAL MEASURES
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles (“GAAP”). These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors. NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Adjusted
EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, business separation charges, gain/loss on sale of assets, secondary offering costs and net loss from discontinued operations and costs related to the separation of the wireless and wireline companies. Please review the reconciliations and other definitions of non-GAAP financial measures contained in the press releases filed by the Company with the SEC, including those filed on Form 8-K on February 28, 2013, May 7, 2013, July 30, 2013, November 5,
2013, January 14, 2014 and February 27, 2014.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-
looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,”
“should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-
looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; our dependence on our strategic relationship with Sprint Corporation (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; our ability to finance, design, construct and realize the benefits of any planned network technology upgrade;
our ability to acquire or gain access to additional spectrum; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our credit agreement; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.

Agenda
NASDAQ: NTLS

Jim Hyde, Chief Executive Officer
Steb Chandor, Chief Financial Officer
Conrad Hunter, Chief Operating Officer
Review Financial and Operational Highlights
Guidance Update
Q&A Session

Continuing
Growth in Operating
Revenues

NASDAQ: NTLS
+4%
4Q13 revenue increased 4% from 4Q12 to $121.8 million
FY 2013 revenue increased 8% from FY 2012 to $491.9 million
millions
millions
+8%
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
$500.0
FY 2012 FY 2013
Retail Wholesale & Other
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
4Q 2012 4Q 2013
Retail Wholesale & Other

Retail Revenue Gains Continue

NASDAQ: NTLS
millions
4Q13 retail revenue increased 8% from 4Q12 to $80.8 million
FY 2013 retail revenue increased 11% from FY 2012 to $317.1 million
+8%
millions
+11%
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$80.0
$90.0
4Q 2012 4Q 2013
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
FY 2012 FY 2013

Wholesale/Other Revenue Remains Stable

NASDAQ: NTLS
-3%
4Q13 wholesale/other revenue decreased 3% from 4Q12 to $41.0 million
FY 2013 wholesale/other revenue increased 4% from FY 2012 to $174.8 million
Increase reflects incremental revenue recognized from SNA settlement millions millions +4%
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
4Q 2012 4Q 2013
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
$200.0
FY 2012
FY 2013
SNA Settlement

Subscribers – Net Additions Trend

NASDAQ: NTLS
Subscribers up 6% year-over year to approximately 464,600
As of December 31, 2013, postpaid made up 66% of subscriber base
+6%
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
4Q 2012 4Q 2013
Prepaid Subscribers
Postpaid Subscribers

Subscribers – Net Additions Trend (Continued)

NASDAQ: NTLS
Eighth consecutive quarter of positive net adds
6,800
3,500
5,500
9,300
11,400
3,800
2,300
7,500
0
2,000
4,000
6,000
8,000
10,000
12,000
1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013

Average Revenue Per User (ARPU)

NASDAQ: NTLS
4Q13 Blended ARPU up 3% year-over-year to $54.11
4Q13 Postpaid ARPU up 4% year-over-year to $63.91
+3%
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Postpaid ARPU
+4%
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Blended ARPU

Operational Expenses
NASDAQ: NTLS

($ in millions)
4Q13 4Q12
Cost of sales and services $51.0 $47.4
Customer operations $37.5 $30.7
Corporate operations $8.4 $7.9
Depreciation & Amortization $17.5 $17.4
$114.4 $103.4
Increase of 11% primarily driven by:
Increased equipment subsidy, retention and network expenses

Adjusted EBITDA

NASDAQ: NTLS
millions
4Q13 Adjusted EBITDA impacted by:
Cost of sales associated with gross adds during the holiday season
Increased retention costs for subscribers coming out of contract
$33
$37
$41
$46
$27
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013

Capital Investment

NASDAQ: NTLS
Status:
1,444 cell sites as of Dec. 31, 2013
First LTE markets launched Dec. 2013
millions
Catalysts:
2011-2012 Cell site expansion
2013 Initial LTE deployment
$52
$58
$72
$81
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
FY 2010 FY 2011 FY 2012 FY 2013

Capitalization Overview
($ in millions)
December 31, 2013
Cash, unrestricted $88.4
Total Debt $490.4
Net Debt $401.9
LTM Adjusted EBITDA $150.9
Secured Term Loan $489.4
Net Debt Leverage 2.7x
NASDAQ: NTLS

(1)
(1) Net of unamortized debt discount
Term Loan A Refinancing
Completed transaction on February 3, 2014
Upsized from $148.1 million to $188.1 million
Converted into Term B Loans
Priced at LIBOR +475 bps, subject to 1.0% LIBOR floor
Expires November 2019
$533.8 million principal outstanding on Term B Loans post-transaction
Pro forma net debt leverage unchanged at 2.7x

Guidance (as of February 27, 2014)
NASDAQ: NTLS

Previously provided on January 14, 2014
For the year ended December 31, 2014
Adjusted EBITDA of $140 million - $150 million
CapEx of $85 million - $95 million

Full Year Net Adds

NASDAQ: NTLS
FY 2013 prepaid net adds decreased (2,900) year-over-year
FY 2013 postpaid net adds increased 2,800 year-over-year
15,100
10,000
25,100
12,200
12,800
25,000
0
5,000
10,000
15,000
20,000
25,000
30,000
Prepaid Net Adds Postpaid Net Adds Total Net Adds
FY 2012 FY 2013

Smartphone Penetration

NASDAQ: NTLS
Smartphone Penetration
ARPU
55%
60%
63%
65%
68%
$52.00
$52.50
$53.00
$53.50
$54.00
$54.50
0%
10%
20%
30%
40%
50%
60%
70%
80%
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013
Blended ARPU
As of December 31, 2013:
72% of postpaid subscribers have a smartphone
59% of prepaid subscribers have a smartphone

Churn Remains Stable 17 NASDAQ: NTLS 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 Prepaid Churn Postpaid Churn

Questions & Answers

Appendix

NASDAQ: NTLS
NTELOS Holdings Corp.
Reconciliation of Net Income Attributable to NTELOS Holdings Corp. to Adjusted EBITDA
(In thousands) 4Q13 3Q13 2Q13 1Q13 4Q12
Net Income Attributable to NTELOS Holdings Corp. (784) $                  10,583 $                    9,386 $                    5,493 $                       321 $
Net income attributable to noncontrolling interests 403 588 541 529 443
Net Income
(381) 11,171 9,927 6,022 764
Interest expense 7,504 7,480 7,398 7,361 6,651
Income taxes 80 8,340 6,380 3,744 (454)
Other expense (income), net 161 431 (151) 369 7,038
Operating income
7,364 27,422 23,554 17,496 13,999
Depreciation and amortization     17,486 16,559 20,443 18,456 17,440
Gain on sale of intangible assets - (4,442) - -
Accretion of asset retirement obligations 171 135 173 143 174
Equity-based compensation 1,330 1,442 1,460 1,321 1,346
Business separation charges 1,2
375 - - - 56
Adjusted EBITDA
26,726 $                  45,558 $                   41,188 $                   37,416 $                  33,015 $
1
Charges for legal and consulting services costs in connection with the separation of the wireless and wireline operations.
-
Charges for advisory fees for secondary offering in 2013.
2

NASDAQ: NTLS
NTELOS Holdings Corp.
ARPU Reconciliation
Average Monthly Revenue per User (ARPU) ¹
4Q13 3Q13 2Q13 1Q13 4Q12 FY 2013 FY 2012
(In thousands, except for subscribers and ARPU)
Operating Revenues 121,766 $ 130,912 $ 119,859 $ 119,345 $ 117,398 $ 491,882 $ 453,989 $
Less: Equipment revenue from sales to new customers (3,691) (3,595) (3,104) (3,521) (3,808) (13,911) (15,041)
Less: Equipment revenue from sales to existing customers (2,882) (2,946) (2,395) (3,117) (3,315) (11,340) (15,037)
Less: Wholesale, other and adjustments (40,525) (50,142) (41,179) (40,918) (41,488) (172,764) (165,765)
Gross subscriber revenue 74,668 74,229 73,181 71,789 68,787 293,867 258,146
Less:  prepay subscriber revenue (16,494) (16,248) (15,879) (15,205) (14,823) (63,826) (56,330)
Less:  adjustments to prepay subscriber revenue (462) (230) (303) (479) (237) (1,474) (1,706)
Gross postpay subscriber revenue  57,712 $  57,751 $  56,999 $  56,105 $  53,727 $  228,567 $ 200,110 $
Prepay subscriber revenue 16,494 16,248 15,879 15,205 14,823 63,826 56,330
Plus:  adjustments to prepay subscriber revenue 462 230 303 479 237 1,474 1,706
Gross prepay subscriber revenue 16,956 $  16,478 $  16,182 $  15,684 $  15,060 $  65,300 $  58,036 $
Average number of subscribers 459,968 455,724 453,262 444,244 434,457 453,300 425,377
Total ARPU  54.11 $    54.29 $    53.82 $    53.87 $    52.78 $    54.02 $    50.57 $
Average number of postpay subscribers 301,028 297,900 299,304 298,414 292,668 299,161 288,428
Postpay ARPU  63.91 $    64.62 $    63.48 $    62.67 $    61.19 $    63.67 $    57.82 $
Average number of prepay subscribers 158,940 157,824 153,958 145,831 141,789 154,138 136,949
Prepay ARPU 35.56 $    34.80 $    35.04 $    35.85 $    35.41 $    35.30 $    35.31 $
1
Gross subscriber revenue  74,668 74,229 73,181 71,789 68,787 293,867 258,146
Less: voice and other feature revenue (40,544) (43,672) (43,078) (42,658) (41,379) (169,952) (156,032)
Data revenue 34,124 $  30,557 $  30,103 $  29,131 $  27,408 $  123,915 $ 102,114 $
Average number of subscribers 459,968 455,724 453,262 444,244 434,457 453,300 425,377
Total Data ARPU  24.73 $    22.35 $    22.14 $    21.86 $    21.03 $    22.78 $    20.00 $
Gross postpay subscriber revenue 57,712 57,751 56,999 56,105 53,727 228,567 200,110
Less: postpay voice and other feature revenue (33,368) (36,652) (36,170) (35,952) (34,651) (142,142) (130,601)
Postpay data revenue 24,344 $  21,099 $  20,829 $  20,153 $  19,076 $  86,425 $  69,509 $
Gross prepay subscriber revenue 16,956 16,478 16,182 15,684 15,060 65,300 58,036
Less: prepay voice and other feature revenue (7,176) (7,020) (6,908) (6,706) (6,728) (27,810) (25,431)
Prepay data revenue 9,780 $    9,458 $    9,274 $    8,978 $    8,332 $    37,490 $  32,605 $
Average number of postpay subscribers 301,028 297,900 299,304 298,414 292,668 299,161 288,428
Postpay data ARPU  26.96 $    23.61 $    23.20 $    22.51 $    21.73 $    24.07 $    20.08 $
Average number of prepay subscribers 158,940 157,824 153,958 145,831 141,789 154,138 136,949
Prepay data ARPU  20.51 $    19.98 $    20.08 $    20.52 $    19.59 $    20.27 $    19.84 $
Average monthly revenue per user (ARPU) is computed by dividing service revenues per period by the average number of subscribers during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s consolidated statements of operations. The Company closely monitors the effects of new rate plans and service offerings on ARPU in order to determine their effectiveness. ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the
Company’s performance in attracting and retaining high-value customers.

February 27, 2014 4Q & FY 2013 Earnings Presentation NASDAQ: NTLS